Certification Filed as Exhibit 12(b) to Form N-CSR
CERTIFICATION
I, Mark R. Fetting, chief executive officer of Legg Mason Value Trust, Inc. (the “Trust”), certify that, to my knowledge:
1. The Trust’s periodic report on Form N-CSR for the period ended March 31, 2006, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Mark R. Fetting Mark R. Fetting President	June 2, 2006 Date

Certification Filed as Exhibit 12(b) to Form N-CSR
CERTIFICATION
I, Marie K. Karpinski, chief financial officer of Legg Mason Value Trust, Inc. (the “Trust”), certify that, to my knowledge:
1. The Trust’s periodic report on Form N-CSR for the period ended March 31, 2006, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Marie K. Karpinski Marie K. Karpinski Vice President and Chief Financial Officer	June 1, 2006 Date